UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2013 (July 16, 2013)

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 19, 2013, RTI Surgical, Inc., a Delaware corporation, filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, the completion of its acquisition of Pioneer Surgical Technology, Inc., a Michigan corporation, on July 16, 2013. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to provide the required financial statements and pro forma financial information that were not included with the Original Form 8-K and that are permitted to be provided by this amendment pursuant to Item 9.01(a)(4) and (b)(2) of Form 8-K. Except for the financial statements filed pursuant to Item 9.01(a), the pro forma financial information furnished pursuant to Item 9.01(b) and the Consents of Grant Thornton LLP and KPMG LLP filed as Exhibits 23.1 and 23.2, respectively, hereto, no substantive amendments or updates are being made to the Original Form 8-K.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 of the Form 8-K as amended by this Amendment No. 1 on Form 8-K/A is set forth below.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Audited Financial Statements of Pioneer Surgical Technology, Inc.

Filed herewith as Exhibit 99.2 are the audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2012 and December 31, 2011.

Filed herewith as Exhibit 99.3 are the audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2010 and December 31, 2009.

Unaudited Financial Statements of Pioneer Surgical Technology, Inc.

Filed herewith as Exhibit 99.4 are the unaudited condensed consolidated financial statements of Pioneer Surgical Technology, Inc. as of June 30, 2013 and December 31, 2012 and for the six month periods ended June 30, 2013 and June 30, 2012.

(b) Pro Forma Financial Information

Unaudited Pro Forma Financial Information of RTI Surgical, Inc.

Filed herewith as Exhibit 99.5 are the unaudited pro forma condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. for the year ended December 31, 2012 and the unaudited pro forma condensed combined balance sheet and condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. as of and for the six month period ended June 30, 2013.

(d) Exhibits

Exhibit Number	Description of Document

2.1*	Agreement and Plan of Merger, dated as of June 11, 2013, by and among RTI Biologics, Inc., Rockets MI Corporation, Pioneer Surgical Technology, Inc. and Shareholder Representative Services LLC, solely in its capacity as the stockholders’ agent (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2013).

3.1*	Certificate of Designation of Series A Convertible Preferred Stock of RTI Surgical, Inc., dated July 16, 2013.

3.2*	Certificate of Ownership and Merger dated July 16, 2013.

10.1*	Second Amended and Restated Loan Agreement dated July 16, 2013 by and among RTI Surgical, Inc., TD Bank, N.A., a national banking association, as administrative agent for the Lenders and each of the Lenders from time to time a party thereto.

10.2*	Amendment to Investment Agreement, dated as of July 15, 2013 by and among RTI Biologics, Inc. and WSHP Biologics Holdings, LLC.

10.3*	Investor Rights Agreement dated as of July 16, 2013 by and between RTI Surgical, Inc. and WSHP Biologics Holdings, LLC.

10.4*	Form of Water Street Director Indemnification Agreement.

10.5*	Form of Director Indemnification Agreement.

23.1	Consent of Grant Thornton LLP.

23.2	Consent of KPMG LLP.

99.1*	Press release issued by RTI Surgical, Inc., dated July 16, 2013.

99.2	The audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2012 and December 31, 2011.

99.3	The audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2010 and December 31, 2009.

99.4	The unaudited condensed consolidated financial statements of Pioneer Surgical Technology, Inc. as of June 30, 2013 and December 31, 2012 and for the six month periods ended June 30, 2013 and June 30, 2012.

99.5	The unaudited pro forma condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. for the year ended December 31, 2012 and the unaudited pro forma condensed combined balance sheet and condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. as of and for the six month period ended June 30, 2013.

*	Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commmission on July 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: September 16, 2013	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

RTI Surgical, Inc.

Form 8-K/A Current Report

Exhibit Number	Description of Document

2.1*	Agreement and Plan of Merger, dated as of June 11, 2013, by and among RTI Biologics, Inc., Rockets MI Corporation, Pioneer Surgical Technology, Inc. and Shareholder Representative Services LLC, solely in its capacity as the stockholders’ agent (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2013).

3.1*	Certificate of Designation of Series A Convertible Preferred Stock of RTI Surgical, Inc., dated July 16, 2013.

3.2*	Certificate of Ownership and Merger dated July 16, 2013.

10.1*	Second Amended and Restated Loan Agreement dated July 16, 2013 by and among RTI Surgical, Inc., TD Bank, N.A., a national banking association, as administrative agent for the Lenders and each of the Lenders from time to time a party thereto.

10.2*	Amendment to Investment Agreement, dated as of July 15, 2013 by and among RTI Biologics, Inc. and WSHP Biologics Holdings, LLC.

10.3*	Investor Rights Agreement dated as of July 16, 2013 by and between RTI Surgical, Inc. and WSHP Biologics Holdings, LLC.

10.4*	Form of Water Street Director Indemnification Agreement.

10.5*	Form of Director Indemnification Agreement.

23.1	Consent of Grant Thornton LLP.

23.2	Consent of KPMG LLP.

99.1*	Press release issued by RTI Surgical, Inc., dated July 16, 2013.

99.2	The audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2012 and December 31, 2011.

99.3	The audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2010 and December 31, 2009.

99.4	The unaudited condensed consolidated financial statements of Pioneer Surgical Technology, Inc. as of June 30, 2013 and December 31, 2012 and for the six month periods ended June 30, 2013 and June 30, 2012.

99.5	The unaudited pro forma condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. for the year ended December 31, 2012 and the unaudited pro forma condensed combined balance sheet and condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. as of and for the six month period ended June 30, 2013.

*	Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commmission on July 19, 2013